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                          STOCK PURCHASE AGREEMENT


                                BY AND AMONG


                          HORIZON PHARMACIES, INC.


                                    AND


                 THE SEVERAL PURCHASERS NAMED IN SCHEDULE I

                        DATED AS OF OCTOBER 17, 1997




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                            TABLE OF CONTENTS

                                                                  Page
                                                                  ----

ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

    PURCHASE AND SALE OF SHARES  . . . . . . . . . . . . . . . . .  2

ARTICLE III. . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

    REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . . . .  2

ARTICLE IV . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS . . . . . . .  4

ARTICLE V. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

    PURCHASERS' CONDITIONS TO CLOSING. . . . . . . . . . . . . . .  5

ARTICLE VI . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

    COMPANY CONDITIONS TO CLOSING. . . . . . . . . . . . . . . . .  5

ARTICLE VII. . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

    MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .  5


SCHEDULES:
----------

Schedule I   -     Purchasers
Schedule II  -     Financial Statements

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                               STOCK PURCHASE AGREEMENT

    STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of October 17, 1997, by and among HORIZON Pharmacies, Inc., a Texas corporation (the "Company"), and the several purchasers named in the attached SCHEDULE I (individually a "Purchaser" and collectively the "Purchasers").

                                 W I T N E S S E T H:

    WHEREAS, the Company wishes to sell and issue to the Purchasers (as hereinafter defined) an aggregate of 460,000 shares of Common Stock (as hereinafter defined), at a purchase price of $10.08 per share; and

    WHEREAS, the Purchasers, severally, wish to purchase the Common Stock on the terms and subject to the conditions set forth in this Agreement;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

    For purposes hereof, the following terms shall have the meanings set forth below:

    1.01. "ARTICLES OF INCORPORATION" shall have the meaning given such term in Section 3.02.

    1.02.     "AUDITED BALANCE SHEET" shall have the meaning given such term in
Section 3.05.

    1.03. "BEST KNOWLEDGE" OR "BEST OF ITS KNOWLEDGE" shall mean the due inquiry of the person making such statement of its officers, directors and appropriate employees and advisors who would reasonably be anticipated to have knowledge of such matter.

    1.04.     "CLOSING" shall have the meaning set forth in Section 2.03.

    1.05. "CLOSING DATE" shall be the date of the Closing, which will be held at such time or times as provided in Section 2.03.

    1.06.     "COMMISSION" shall mean the Securities and Exchange Commission.

    1.07. "COMMON STOCK" shall mean the common stock of the Company, par value $0.01 per share.

    1.08. "COMPANY" shall mean HORIZON Pharmacies, Inc., a Texas corporation.

    1.09. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    1.10.     "FINANCIAL STATEMENTS" shall have the meaning given such term in
Section 3.05.

    1.11. "LETTER OF INTENT" shall mean that certain agreement in principle dated October 9, 1997 and signed by each of the parties to this Agreement.

    1.12.     "NON-U.S. PURCHASER" shall mean any Purchaser who is not a U.S.
Person.

    1.13. "PERSON" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

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    1.14.     "PURCHASER" shall have the meaning given such term in the
preamble of this Agreement.

    1.15. "REGULATION S" shall mean Rules 901 through 904 promulgated under the Securities Act.

    1.16. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

    1.17.     "SHARES" shall mean the shares of Common Stock offered hereby.

    1.18. "SUBSIDIARY" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

    1.19. "U.S. PERSON" shall have the meaning specified in Rule 902 of the Securities Act.

                                      ARTICLE II

                             PURCHASE AND SALE OF SHARES

    2.01. SALE OF SHARES. Subject to all of the terms and conditions herein stated, the Company agrees to sell, assign, transfer and deliver to each Purchaser on the Closing Date, and each Purchaser severally agrees to purchase from the Company on the Closing Date, the number of Shares set forth opposite the name of such Purchaser under the heading "Number of Shares" on
Schedule I, at a purchase price of $10.08 (U.S.) per share (which is the average closing price for the 15 trading days preceding the date of the Letter of Intent, rounded to the next highest cent). Upon execution of a counterpart signature page of this Agreement, each such Purchaser shall become a party hereto and shall be deemed to be a "Purchaser" for all purposes.

    2.02. CLOSING. The closing of the sale (the "Closing") referred to in Section 2.01 of this Agreement shall take place at 1:00 p.m. at the offices of Phillips McFall McCaffrey McVay & Murrah, P.C., 211 N. Robinson, 12th Floor, Oklahoma City, Oklahoma 73102, on October 20, 1997, or at such time or place as the parties hereto shall by written instrument designate.

    2.03.     CLOSING DELIVERIES.    At Closing, the Company shall issue and
deliver to each Purchaser a certificate or certificates in definitive form, registered in the name of and representing the respective Shares being purchased by such Purchaser. As payment in full for the Shares being purchased by such Purchaser under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on the Closing Date each Purchaser shall: (i) deliver to the Escrow Agent a check, payable to the order of Texas Community Bank as Escrow Agent for Horizon Pharmacies, Inc., in the amount set forth opposite the name of such Purchaser on Schedule I;
(ii) transfer such sum to the account of the Company by wire transfer; or
(iii) deliver or transfer such sum to the Company by any combination of such methods of payments.

                                 ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to the Purchasers as follows:

    3.01. ORGANIZATION AND QUALIFICATIONS. The Company and each of its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization; each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct

                                       2
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of its business requires such qualification except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as a whole.

    3.02. AUTHORIZATION. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), or the Bylaws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

    3.03. VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and by general principles of equity.

    3.04. AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of: (i) 14,000,000 shares of Common Stock, $.01 par value, of which 2,472,580 shares were outstanding immediately prior to Closing; and
(ii) 1,000,000 shares of Preferred Stock, none of which were outstanding immediately prior to Closing. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Articles of Incorporation and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws.

    3.05. FINANCIAL STATEMENTS. The Company has furnished to the Purchasers the audited balance sheet (the "Audited Balance Sheet") of the Company as of December 31, 1996 and the related audited statements of income, shareholders' equity and cash flows of the Company for the years ended December 31, 1995 and 1996, and the unaudited balance sheet of the Company as of June 30, 1997 and the related unaudited statements of income, stockholders' equity and cash flows of the Company for the six months ended June 30, 1997 (collectively, the "Financial Statements"). All such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that such unaudited financial statements do not contain all of the required footnotes) and fairly present the financial position of the Company as of December 31, 1995 and 1996, respectively, and the results of their operations and cash flows for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively.

    3.06. SEC REPORTING. The Company has filed all reports (the "SEC Reports") required to be filed under the Exchange Act, and the SEC Reports, as of their respective dates, contained no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    3.07. NO DIRECTED SELLING EFFORTS. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts (as defined in Regulation S) with respect to the Shares.

                                  ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

    4.01. U.S. PURCHASERS. Each Purchaser who is a U.S. Person severally represents and warrants to the Company that:

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         (a)  it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Shares or an investment company as defined in the Investment Company Act of 1940, as applicable;

         (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of an investment in the Shares and it is able financially to bear the risks thereof;

         (c) it has had access to the SEC Reports and has been provided an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

         (d) the Shares being issued to it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

         (e) it understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act; (ii) the Shares must be held a minimum of one year unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Shares will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect.

    4.02. NON-U.S. PURCHASER. Each Purchaser who is not a U.S. Person severally represents and warrants to the Company that:

         (a) it is not a U.S. Person within the meaning of Rule 902 under the Securities Act and was not organized for the specific purpose of acquiring the Shares;

         (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of an investment in the Shares and it is able financially to bear the risks thereof;

         (c) it has had access to the SEC Reports and has been provided an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

         (d) the Shares being issued to it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

         (e) it understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Regulation S thereof or Rule 904 promulgated thereunder and may not be offered or sold within the U.S. or to, or for the account or benefit of, U.S. persons except in transactions exempt from the registration requirements of the Securities Act; (ii) for a period of 40 days after the Closing Date, the Shares may not be offered or sold within the U.S. or to, or for the account or benefit of, U.S. persons; (iii) the Shares will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect.

                                  ARTICLE V

                      PURCHASERS' CONDITIONS TO CLOSING

    The obligation of each Purchaser to purchase the Shares under Article II is, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions:

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    5.01.     REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT.  The
representations and warranties contained in Article III shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

    5.02. PERFORMANCE. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date.

                                  ARTICLE VI

                        COMPANY CONDITIONS TO CLOSING

    The obligations of the Company to consummate the Closing hereunder and sell the Common Stock shall be subject to the satisfaction of the following conditions precedent at or before the closing.

    6.01. DOCUMENTS AND PROCEEDINGS. All documents and instruments to be delivered by the Purchasers and all corporate and other proceedings in connection with this transaction shall have been so delivered and performed and shall be reasonably satisfactory to the Company and its legal counsel.

    6.02. PERFORMANCE OF AGREEMENT. The Purchasers shall have performed all of their covenants and obligations under this Agreement.

    6.03. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties of the Purchasers contained in Article IV of this Agreement shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                                 ARTICLE VII

                                MISCELLANEOUS

    7.01. EXPENSES. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

    7.02. SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein or in any instrument delivered to the Purchasers pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Shares, and all statements contained in any instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

    7.03. BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

    7.04. PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Shares.

    7.05. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

         (a) if to the Company, at 275 West Princeton Drive, Princeton, Texas 75407, Attention: President, with a copy to Douglas A. Branch, Esq., Phillips McFall McCaffrey McVay & Murrah, P.C., 211 North Robinson, 12th Floor, Oklahoma City, Oklahoma 73102; and

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         (b)  to each Purchaser at the address set forth in Schedule I;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

    7.06. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

    7.07. ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules are hereby incorporated herein by reference.

    7.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    7.09. AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company.

    7.10. SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

    7.11. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

    IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                             HORIZON PHARMACIES, INC.
                             a Texas corporation


                             By:
                                 -----------------------------------
                                  Ricky D. McCord, President


[Corporate Seal]

Attest:


--------------------------------
Sy S. Shahid, Secretary


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                           STOCK PURCHASE AGREEMENT

                                SIGNATURE PAGE


                              ------------------

                      Attached to and Made a Part of the

                           STOCK PURCHASE AGREEMENT

    By and among HORIZON Pharmacies, Inc., a Texas corporation ("Horizon"), and the Purchasers (as such term is defined therein) dated October 17, 1997 (the "Purchase Agreement").

                              ------------------

    The undersigned, by execution of this Purchase Agreement Signature Page (the "Signature Page"), agrees to all terms and provisions of the Purchase Agreement and shall become a party thereto in like manner as if the undersigned had executed the original of said Purchase Agreement as a Purchaser. This Signature Page, when executed by the undersigned shall, together with all similar such Signature Pages executed by the parties to the Purchase Agreement, become one and the same instrument with the original Purchase Agreement to which these Signature Pages will be appended.

    Please indicate your agreement to the foregoing by executing below.

                             PURCHASER:


Dated:
       ---------------       --------------------------------------------
                             (Print Name of Purchaser)


                             --------------------------------------------
                             (Signature)


                             --------------------------------------------
                             (Print Title or Capacity (if Purchaser
                             is not an individual))


                             --------------------------------------------
                             (Print Name of Person Signing (if Purchaser is not an individual))